Aston Funds

Aston/ABN AMRO Investor Money Market Fund	ABN AMRO Money Market Fund
ABN AMRO Government Money Market Fund	ABN AMRO Tax-Exempt Money Market Fund
ABN AMRO Institutional Prime Money Market Fund	ABN AMRO Treasury Money Market Fund
(each a “Fund” and collectively, the “Funds”)
IMPORTANT NOTICE
Supplement dated August 29, 2008 to the
Class N, Class S & I and Class Y & YS Prospectuses dated February 29, 2008
This supplement provides new and additional information beyond that contained in the applicable prospectus and should be retained and read in conjunction with the prospectus.
     ABN AMRO Asset Management, Inc. (“AAAM”) or its predecessors have served as the investment adviser to each Fund since its inception. On August 1, 2008, AAAM was merged into Fortis Investment Management, USA Inc. (“FIM”) and FIM became the Funds’ adviser, which was the final stage of a series of transactions in connection with the completion of a tender offer for substantially all of the shares of ABN AMRO Holdings N.V., AAAM’s ultimate parent company, by a consortium including Fortis N.V. (the “Tender Offer”). Shareholders of each Fund previously approved a new investment advisory agreement in connection with the Tender Offer. In connection with the integration of AAAM and FIM, each Fund changed its name effective August 1, 2008, as follows:

New Fund Name	Former Fund Name
Aston/Fortis Investor Money Market Fund	Aston/ABN AMRO Investor Money Market Fund

Fortis Government Money Market Fund	ABN AMRO Government Money Market Fund

Fortis Institutional Prime Money Market Fund	ABN AMRO Institutional Prime Money Market Fund

Fortis Money Market Fund	ABN AMRO Money Market Fund

Fortis Tax-Exempt Money Market Fund	ABN AMRO Tax-Exempt Money Market Fund

Fortis Treasury Money Market Fund	ABN AMRO Treasury Money Market Fund
     Each Fund’s investment objective and portfolio management team remains the same.
     Fortis Investment Management, USA, Inc., 75 State Street, Boston, Massachusetts 02109, is the investment adviser to each Fund. As of July 1, 2008, FIM had approximately $33.5 billion in assets under management. Currently, FIM is a wholly-owned subsidiary of Fortis Investment Management NV/SA, which is ultimately owned by Fortis SA/NV and Fortis N.V. (collectively “Fortis”). On March 19, 2008, Fortis and Ping An Insurance (Group) Company of China, Ltd. (“Ping An”) jointly announced a plan to form a global asset management partnership whereby Ping An will acquire fifty percent less one share of FIM (“Ping An Transaction”). The acquisition is expected to close during the fourth quarter of 2008 with
AST SUP NYYS I&S 08

FIM being renamed Fortis-Ping An Investment Management Group Holdings NV/SA. Shareholders of each Fund will receive a proxy statement relating to a new investment advisory agreement in connection with the Ping An Transaction.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com

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